Exhibit 10.1

DATED                       2013

(1) Pacific Green Technologies Inc. (2) EnviroTechnologies Inc. (3) Enviro Resolutions Inc.

SUPPLEMENTAL AGREEMENT
-RELATING TO-
A REPRESENTATION AGREEMENT ORIGINALLY BETWEEN
ENVIROTECHNOLOGIES INC. (FORMERLY ENVIRO RESOLUTIONS
INC.) AND PACIFIC GREEN GROUP LIMITED

THIS SUPPLEMENTAL AGREEMENT is made the       day of              2013

BETWEEN:

(1)	Pacific Green Technologies Inc., a company incorporated in Delaware whose registered office is at 5205 Prospect Road, San Jose, California 95129, USA ("PGT");

(2)	EnviroTechnologies Inc. (formerly EnviroResolutions Inc.), a company incorporated in Delaware whose registered office is at 16192 Coastal Highway Lewes, DE 19958 USA ("EnviroTechnologies");

(3)
Enviro Resolutions Inc., a company incorporated in British Columbia, Canada under company number BC0630906 whose registered office is at 19th Floor, 885 West Georgia Street Vancouver, British Columbia V6C 3H4 Canada ("Enviro Resolutions").

WHEREAS:

A.	EnviroTechnologies is the ultimate parent company of Enviro Resolutions.

B.
On 7 June 2010, EnviroTechnologies entered into an exclusive worldwide representation agreement with Pacific Green Group Limited ("PGG") whereby PGG became the exclusive worldwide sales agent for the existing and future technologies of EnviroTechnologies and its subsidiaries (the "Original Agreement").

C.
On 14 June 2012, PGG assigned the Original Agreement to PGT for consideration such that PGT is now the exclusive sales agent for the existing and future technologies of EnviroTechnologies and its subsidiaries.

D.	The parties hereto desire to enter into this Deed to vary the Original Agreement as hereinafter set out.

IT IS HEREBY AGREED as follows:

1.	Interpretation

Unless the context otherwise requires and save as herein varied words and phrases in this Supplemental Agreement shall have the same meaning as set out or referred to in the Original Agreement as the case may require and the interpretation provisions in the Original Agreement shall apply equally to this Agreement as if set out herein. For the avoidance of doubt, in this Agreement all references to EnviroTechnologies shall include EnviroTechnologies and all of its affiliates and subsidiaries including Enviro Resolutions.

2.	Variation

The parties have agreed to amend the Original Agreement as follows:

2.1
PGT shall be entitled to a commission equal to 50% of any licensing revenuethat may be generated by EnviroTechnologies in respect of its existing and future technologies. All such commissions shall be payable to PGT by EnviroTechnologies within seven days of receipt by EnviroTechnologies of the payment in full or in part by the customer;

2.2
PGT has provided funding and consulting assistance to EnviroResolutions inrespect of the negotiations between Peterborough Renewable Energy Limited ("PREL") and EnviroResolutions in order to reach a suitable agreement for PREL's non-performance of a contingent sale agreement dated 5 October 2011 (the "Contingent Sale Agreement"). In the event that EnviroResolutions receives any assets or consideration as compensation for PREL's non-performance or waiver of the Contingent Sale Agreement, within 7 days of receipt EnviroResolutions shall assign or transfer to PGT an amount equal to 50% of any assets or consideration received from PREL or any of PREL's affiliates, subsidiaries or associated companies after any loans from PGT to EnviroResolutions associated with the legal, consulting and penalty costs of the PREL dispute are repaid to PGT.

3.	Confirmation

The Original Agreement shall remain in full force and effect as varied by this Deed and the terms of the Original Agreement shall have effect as though the provisions contained in this Deed had been originally contained in the Original Agreement.

IN WITNESS WHEREOF this Agreement has been duly executed as a deed the day and year first above written

EXECUTED AS A DEED by the above-named	/s/ KJ McClelland
EnviroTechnologies Inc.

Witness	SHEILA McCLELLAND
Signature	/s/ Sheila McClelland
Name	Address	Occupation
SHEILA McCLELLAND	101-1775 BELLEVUE AVE, W. VANCOUVER, BC	LIBRARY ASSISTANT

EXECUTED AS A DEED by the above-named	/s/ KJ McClelland
Enviro Resolutions Inc.

Witness	SHEILA McCLELLAND
Signature	/s/ Sheila McClelland
Name	Address	Occupation
SHEILA McCLELLAND	101-1775 BELLEVUE AVE, W. VANCOUVER, BC	LIBRARY ASSISTANT

EXECUTED AS A DEED by the above-named
Pacific Green Technologies Inc.	/s/ Jordan Starkman

Witness
Signature	/s/ Tami Garson
Name	Address	Occupation
Jordan Starkman	60 Heatherington Crc, Thornhill, Ontario	Administration Quality Renovations